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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K




               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: July 20, 1998
                      (Date of earliest event reported)



                 INTERNATIONAL BUSINESS MACHINES CORPORATION
           (Exact name of registrant as specified in its charter)




          New York                1-2360                 13-0871985
  (State of Incorporation)      (Commission            (IRS employer
                                File Number)        Identification No.)



          ARMONK, NEW YORK                              10504
(Address of principal executive offices)              (Zip Code)



                                914-499-1900
                       (Registrant's telephone number)


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Item 5.  Other Events

     The registrant's press release dated July 20, 1998, regarding its financial results for the period ended June 30, 1998, including unaudited consolidated financial statements for the period ended June 30, 1998, are attached.


                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:   July 20, 1998

                                 By:        Mark Loughridge
                                     -----------------------------
                                           (Mark Loughridge)
                                     Vice President and Controller